SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 1, 1999


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6
             (Exact name of registrant as specified in its charter)


      California                     333-24111                   33-0761578
(State or other jurisdiction        (Commission                 (IRS Employer
 of incorporation)                   File Number)            Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565


                                       N/A
          Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

         a.       Financial Statements of Businesses Acquired

                  Inapplicable.

         b.       Proforma Financial Information

                  Proforma Balance Sheet, June 30, 1999
                  Notes to Performa Balance Sheet

         c.       Exhibits

         10.1 Amended and Restated Agreement of Limited Partnership of West Mobile County Housing, Ltd.*
         ----------
         *Previously filed

                 WNC HOUSING TAX CREDIT FUND VI, L.P., Series 6
                       (A California Limited Partnership)
                             PROFORMA BALANCE SHEET
                                  June 30, 1999

                                     ASSETS

                               Historical           Proforma           Proforma
                                Balance            Adjustments          Balance
                              --------------------------------------------------

Cash and cash equivalents       $  8,112,911                        $  8,112,911

Subscriptions receivable             348,243                             348,243

Investment in limited              9,709,823        1,963,548         11,673,371
partnerships, net

Loan receivable                    1,440,242                -          1,440,242
                                 ------------     -----------       ------------

                                $ 19,611,219      $ 1,963,548       $ 21,574,767
                                 ============     ===========       ============

                        LIABILITIES AND PARTNERS' EQUITY
LIABILITIES:

Notes payable to                 $  2,563,832    $  1,963,548        $ 4,527,380
limited partnerships

Accrued fees and expenses
due to general partner
and affiliates                        174,131               -            174,131
                                 ------------     -----------       ------------

                                    2,737,963       1,963,548          4,701,511
                                 ------------     -----------       ------------

PARTNERS' EQUITY (DEFICIT)

  General partner                     (25,480)              -           (25,480)

  Limited partners                 16,898,736               -         16,898,736
                                 ------------     -----------       ------------

      Total partners' equity       16,873,256               -         16,873,256
                                 ------------     -----------       ------------

                                 $ 19,611,219     $ 1,963,548       $ 21,574,767
                                 ============     ===========       ============


                                  - Unaudited -
                See Accompanying Notes to Proforma Balance Sheet

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6
                       (A California Limited Partnership)
                    NOTES TO UNAUDITED PROFORMA BALANCE SHEET


NOTE 1 - GENERAL

The information contained in the following notes to the proforma balance sheet is condensed from that which appears in the financial statements. Accordingly, this proforma balance sheet should be reviewed in conjunction with the financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund VI, L.P., Series 6 financial statements dated June 30, 1999. WNC Housing Tax Credit Fund VI, L.P., Series 6 is referred to in these notes as the "Partnership."

NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS

As of June 30, 1999, the Partnership had acquired a limited partnership interest in seven limited partnerships: Trenton Village Apartments., L.P. (TRENTON); United Development Co., L.P. - 97.0 (UNITED 97.0); Desloge Associates I, L.P. (DESLOGE); Brighton Ridge Apartments, L.P. (BRIGHTON RIDGE); Ottawa I, L.P. (OTTAWA); Preservation Partners I, L.P. (PRESERVATION); and Summer Wood, Ltd. (SUMMER WOOD). Except for PRESERVATION, each owns one apartment complex. PRESERVATION owns the Autumn Ridge I Apartments (PRESERVATION AUTUMN), the Pontiac "A" Apartments (PRESERVATION PONTIAC) and the Shumway Apartments (PRESERVATION SHUMWAY). Subsequent to June 30, 1999, the Partnership has acquired an interest in one limited partnership: West Mobile County Housing, Ltd. (WEST MOBILE) which owns one apartment complex. This investment commits the Partnership to capital contributions as follows:


               WEST MOBILE                   $ 1,963,548
                                             ===========

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6
                       (A California Limited Partnership)
                    NOTES TO UNAUDITED PROFORMA BALANCE SHEET


NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS (Continued)

In accordance with Article 11, Proforma Financial Information of Regulation S-X of the Securities and Exchange Commission, the accompanying proforma balance sheet was computed assuming that the limited partnerships discussed above were acquired at the end of the period presented. The adjustment to investment in limited partnerships and the adjustment to notes payable to limited partnerships of $1,963,548 reflects the Partnership's acquisition of one limited partnership interest as if the Partnership's date of acquisition was June 30, 1999.

The one limited partnership was under construction or rehabilitation during the period presented and had no operations which should be reported. The Partnership will use the equity method of accounting to account for its investments in this local limited partnership.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6

Date: September 15, 1999          By:    WNC &  Associates, Inc.,
     -------------------                 General Partner

                                         By:   /s/ JOHN B. LESTER, JR.
                                               John B. Lester, Jr.,
                                               President